SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

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                             FORM 8-K
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                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  January 21, 1998

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               JW CHARLES FINANCIAL SERVICES, INC.
        (Exact Name of Issuer as Specified in its Charter)

         Florida                   0-14772            58-1545984
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(State or Other Jurisdiction of  Commission        (I.R.S. Employer
Incorporation or Organization)     File No.      Identification Number)


               980 North Federal Highway, Suite 120
                    Boca Raton, Florida  33432
                          (561) 338-2600
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(Address and Telephone Number of Issuer's Principal Executive Offices)

ITEM 5.   OTHER EVENTS.

          On January 21, 1998, the Registrant issued the press release attached hereto as Exhibits 99.1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following exhibit is filed herewith:

EXHIBIT
NUMBER                 DESCRIPTION OF EXHIBIT
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99.1      Press Release dated January 21, 1998





                                      SIGNATURES


     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                         JW CHARLES FINANCIAL SERVICES, INC.



                         By:  /s/ Joel E. Marks
                              Joel E. Marks
                              Vice-Chairman and Chief Financial Officer



Date: January 22, 1998